Exhibit 99.1

Asia Investor Presentation - May 2010

Investor Relations Contact: Steve Tschiegg, Director - Capital Markets & Investor Relations PH: (330) 471-7446 E-mail: steve.tschiegg@timken.com

SAFE HARBOR STATEMENT: Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken's plans, outlook, future financial performance and liquidity are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the company's ability to respond to the changes in its end markets that could affect demand for the company's products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company's customers which may have an impact on the company's revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company's surcharge mechanisms; the impact of the company's LIFO (last-in first-out) accounting; continued weakness in global economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the impact on operations of general economic conditions, higher or lower raw-material and energy costs, fluctuations in customer demand, and the company's ability to achieve the benefits of its future and ongoing programs and initiatives, including, without limitation, the initiative to reduce its employment levels and costs, the implementation of its Mobile Industries Segment restructuring program and initiatives and the rationalization of the company's Canton bearing operations. These and additional factors are described in greater detail in the company's Quarterly Report on Form 10-Q for the first quarter ended March 31, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009, page 50. The company undertakes no obligation to update or revise any forward-looking statement.

About The Timken Company A leading provider of friction management and power transmission solutions to diverse markets, including: - Aerospace - Construction - Mining - Truck - Energy / Wind - Automotive - Rail - Distribution Established in 1899 Headquartered in Canton, Ohio 2009 sales: $3.1 billion Global manufacturing footprint with operations in 26 countries 17,000 associates An Industrial Technology Company

(CHART) Our New Enterprise Leveraging our Capabilities in New Ways Aerospace & Defense: $418M Diversified growth in defense, commercial and the aftermarket... beyond bearings Steel Group: $673M Enhancing market leadership position where performance demands are high Process Industries: $806M Global growth, diversified, strong aftermarket Mobile Industries: $1,245M Portfolio transformation/ value-based pricing Note: Segmentation based on 2009 sales. Process Industries and Steel Group sales exclude inter-segment sales of $3 million and $42 million respectively. 2009 Sales: $3.1 Billion

Diverse Global Industrial Portfolio Our strategy: Grow with differentiated products and services in attractive markets Increased sales from demanding applications in industrial markets, including: Aerospace Energy Heavy Industries Expand channels into the aftermarket Broad-Based End Markets and Customers 2009 Sales: $3.1 Billion

Our strategy: Diversify global scope, growing disproportionately outside the U.S. Geographic Sales Diversification Rest of World 9% 2009 Sales: $3.1 Billion Asia 12% Europe 17% United States 62% Sales Outside United States: 38% Asia Growth Initiative 2009 sales of $370 million, or 12% of total company Employment of 4,100 Asian headquarters in Shanghai, China 8 manufacturing plants; 3 engineering centers; 3 distribution centers Industrial focus, including: infrastructure, mining, metals, industrial machinery, energy and aerospace Global Manufacturing Footprint

Our Strategy Model GROW OPTIMIZE Enhance existing products and services Leverage technology to create value Capture lifetime of opportunity Structure portfolio for value creation Fix/Exit under- performing sectors Industrial markets Geographies Channels Improve efficiency Lower cost structure Increase agility Deliver greater profitability and build on brand promise Shaping Our New Enterprise

Our Priorities Positioned for Improved Performance OPTIMIZE Drive performance improvements while continuing to implement our strategy Mobile - transform through fix / exit strategy Steel - rebound profitability and balance portfolio Complete Project O.N.E., achieve further working capital improvements GROW Expand our business in industrial markets Process - new products / strategic acquisitions Aerospace - aftermarket / strategic acquisitions Expand our business in Asia

Why All the Fuss About Asia? Note: ROW includes Latin America and Africa & Middle east Global Bearings Market - US$ Billion Today, Asia accounts for over 40% of the world bearing market Growing at 8%, Asia will account for nearly 50% of the world bearing market in 2015 Source : Freedonia (July 2006), TKR analysis

And the list goes on... ~50%+ of world heavy truck production Major world oil producer Majority of world's population (~4.0 billion) Significant portion of world GDP Source: Internal Timken Research Dynamic Asia

Timken Position in Asia Serving Industrial markets Primary focus: Infrastructure & Energy Distribution & Aftermarket China and India "home markets" Technical & design leadership Design influence in Japan/Korea Distribution Center - Singapore Invested in 'industrial' bearing manufacturing capacity Growing brand reputation Strong local Organizations

Timken in Asia - 2000 1900 Associates 3 Manufacturing Plants 1 Engineering Center 1 Distribution Center

Timken in Asia - 2010 4100 Associates 8 Manufacturing Plants 3 Engineering Centers 3 Distribution Centers 23 Offices

Our Focus in China - Growth Markets Infrastructure (Steel, Cement) Energy (Wind, Power Generation, Oil & Services) Off Highway (Mining, Tunnel Boring Machinery) Transportation (Rail, Aerospace, Heavy Truck) Products TRB/SRB/CRB/BB Aerospace & Precision products Wind turbine main shaft bearing Models Aftermarket focus in all segments served FirstBridge (distribution business for one-stop service) TWB - China brand Inorganic growth

Manufacturing Capability - China World Class Manufacturing Sites in China Product Type Tapered Roller Bearings Spherical Roller Bearings Spherical Plain Bearings Ball Bearings Cylindrical Roller Bearings Package Bearings Aerospace and Precision Products Wind turbine main shaft bearing ^^^^ Xiangtan Plant

Deliver Consistent Brand Building Message to Markets "You Can Always Find Timken Where There is a need to Manage Friction" Construction Machinery & Maintenance "Timken Transforms in China, Focusing on Industrial Sectors" Maschinen Market "Persistence Leads Us Through Tough Times" Asian Business Leaders "Beyond Bearing Itself" Electrical Manufacturing "Timken: A Trustworthy Company" China Metalworking

Promising Long Term - China's 10 Mega Trends Massive Urbanization Rapid Mobility Rise of the Middle-Class Largest Moderate-Income Economy Quiet Green Revolution Science, Technology, and Innovation A Even More Global China Defense Building a Harmonious World Civil Society

Primary Market Opportunities in China Distribution Mining Wind Energy Power Transmission Power Generation Metals Current success Growth Targets Cement

Expand & Optimize China Portfolio in Key Industries 2006 2010 Power Gen PM Wind Energy PM Cement Power Gen Gear Drive Printing Press Compressors & Pumps

Strong Growth - China - Wind Source: China Wind Energy Association Unit: MW

Source: China Cement Industry Association Unit: Million tons Strong Growth - China - Cement

Source: China Iron & Steel Association China Apparent Steel Consumption Million Metric Tons Strong Growth - China - Steel

FirstBridge Overview Focus Markets One stop shop - Service to distributor partners within Power Transmission Products represented are used in Mining, Primary Metals, Power, Cement etc. Technical capability - Product selection and post sale service E-commerce - Comprehensive Chinese language e-business platform Warehousing & Logistics

Timken(r) bearings Goodyear(r) industrial belts Garlock (r) engineered seals Reynold(r) Chains Martin(r) sprockets and gears FirstBridge Products

Our Focus in India Industrial market space Infrastructure (Steel, Cement) Heavy Industries (Mills, Mining) CTS (Construction, Heavy Trucks, Farm tractors) Rail Aftermarket focus in all segments served

2008 42% 47% 11% Indian Economic Structure vs. China 1990 33% 41% 26% 2008 54% 17% 29% 1990 31% 27% 42% Agriculture Industrial Services Data source: Compilation of various internal data points. India China

India - Investment in Infrastructure Eleventh Plan Projected (FY08-12) Infrastructure Investment $ 514 billion Investment as a % GDP 2007-2017 $ 1,500 billion Infrastructure investment to be about 9% of GDP by 2010 85% of investment in infrastructure would influence demand for bearings Long term growth story remains robust 10.3% 10.0% 9.8% 9.5% 9.3% 9.2% 8.1% 7.2% 6.5% 6.0% - 50 100 150 200 250 300 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ Billion 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% % of GDP 65 77 94 115 143 156 175 195 219 244 Storage 1% Gas 1% Airports 1% Ports 4% Water Supply Sanitation 7% Irrigation 12% Railways 13% Telecommunications 13% Road & Bridges 15% Electricity 33% Data source: Citibank Macro Economy report